

<ARTICLE>                     5
<LEGEND>
     This schedule contains summary financial information extracted from the company's January 31, 2000 Quarterly Report Form 10-Q and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<MULTIPLIER>                                   1,000,000

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                              APR-30-2000
<PERIOD-END>                                   JAN-31-2000
<CASH>                                         121
<SECURITIES>                                   63
<RECEIVABLES>                                  253<F1>
<ALLOWANCES>                                   0  <F1>
<INVENTORY>                                    522
<CURRENT-ASSETS>                               992
<PP&E>                                         796
<DEPRECIATION>                                 432
<TOTAL-ASSETS>                                 1,748
<CURRENT-LIABILITIES>                          490
<BONDS>                                        47
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       10
<OTHER-SE>                                     990
<TOTAL-LIABILITY-AND-EQUITY>                   1,748
<SALES>                                        1,638
<TOTAL-REVENUES>                               1,638
<CGS>                                          799<F2>
<TOTAL-COSTS>                                  799<F2>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             12
<INCOME-PRETAX>                                262
<INCOME-TAX>                                   96
<INCOME-CONTINUING>                            166
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   166
<EPS-BASIC>                                  2.42<F3>
<EPS-DILUTED>                                  2.42<F4>

<F1>Accounts receivable is shown net of allowance for doubtful accounts.
    Allowance for doubtful accounts has not changed materially from the April 30, 1999 balance.
<F2>Includes excise taxes of $192 million.
<F3>Represents Basic EPS, calculated in accordance with SFAS No. 128.
<F4>Represents Diluted EPS, calculated in accordance with SFAS No. 128.


